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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (date of earliest event reported): May 1, 2000



                                ARIS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           WASHINGTON                    0-22649                        91-1497147
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer Identification No.)
      of Incorporation)


              2229 - 112TH AVENUE N.E., BELLEVUE, WASHINGTON   98004
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               (Address of Principal Executive Offices)      (Zip Code)

                                 (425) 372-2747
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               Registrant's telephone number, including area code

                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On May 1, 2000, Aris Corporation (the "Company" or "Aris") entered into an Asset Purchase Agreement to sell substantially all of the assets of its Seattle and Portland training facilities to members of Aris' U.S. Education management team for approximately $2.9 million in cash and other consideration.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)     Exhibits.

              2.1 Asset Purchase Agreement entered into on May 1, 2000, by and between SQLSoft, Inc. and Aris Corporation

              99.1 Press release dated May 5, 2000: "ARIS COMPLETES SALE OF TRAINING OPERATIONS IN SEATTLE AND PORTLAND"


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ARIS CORPORATION



                                       By: /s/ Timothy J. Carroll
                                           -------------------------------------
                                           Timothy J. Carroll
                                           Vice President, Chief Financial
                                           Officer and Secretary


Dated:  May 12, 2000

                                  EXHIBIT INDEX

  Exhibit Number                Description

       2.1 Asset Purchase Agreement entered into on May 1, 2000, by and between SQLSoft, Inc. and Aris Corporation

       99.1 Press release dated May 5, 2000: "ARIS COMPLETES SALE OF TRAINING OPERATIONS IN SEATTLE AND PORTLAND"